As filed with the Securities and Exchange Commission on April 23, 2019

Registration No. 333-221058

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 8

TO

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Seanergy Maritime Holdings Corp.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	4412	N.A.
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Seanergy Maritime Holdings Corp.

154 Vouliagmenis Avenue

166 74 Glyfada

Athens, Greece

Tel: +30 213 0181507

(Address and telephone number of Registrant’s principal executive offices)

With copies to:

Gary J. Wolfe, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200 (telephone number) (212) 480- 8421 (facsimile number)

Barry I. Grossman, Esq.

Lawrence A. Rosenbloom, Esq.

Joshua N. Englard, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300 (telephone number)

(212) 370-7889 (facsimile number)

Seward & Kissel LLP Attn: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (telephone number) (Name, Address and telephone number of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company  ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Units consisting of:
(i) Common shares, par value $0.0001 per share	$17,250,000
(ii) Class B Warrants to purchase common shares, par value $0.0001 per share(3)(4)	—
(iii) Class C Warrants to purchase common shares, par value $0.0001 per share(3)	—
Pre-funded warrants to purchase common shares(3)(5)(6)	—
Common shares, par value $0.0001 per share, underlying Class B Warrants and Class C Warrants(4)(8)	$37,950,000
Common shares, par value $0.0001 per share, underlying pre-funded warrants(5)	—
Representative’s common share purchase warrant(7)	—
Common shares underlying representative’s common share purchase warrant(8)	$1,078,125
Total	$56,278,125	$6,821(9)

(1)

Includes common shares, Class B Warrants and Class C Warrants the underwriter has the option to purchase to cover over-allotments, if any. Pursuant to Rule 416, there are also being registered such indeterminable additional securities as may be issued to prevent dilution as a result of stock splits, stock dividends or similar transactions.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.
(3)	In accordance with Rule 457(i) under the Securities Act, no separate registration fee is required with respect to the warrants registered hereby.
(4)

Based on a per-share exercise price for the Class B Warrants and Class C Warrants of 110% of the public offering price per unit in this offering. Includes shares issuable under certain circumstances upon full exercise of the Class C Warrants pursuant to the cashless exercise provision therein.

(5)

The proposed maximum aggregate offering price of the common shares proposed to be sold in the offering will be reduced on a dollar-for-dollar basis on the offering price of any pre-funded warrants offered and sold in the offering, and as such the proposed maximum offering price of the common shares and pre-funded warrants (including the common shares issuable upon exercise of the pre-funded warrants) if any, is $17,250,000.

(6)

The registrant may issue pre-funded warrants to purchase common shares in the offering. The purchase price of each pre-funded warrant will equal the price per share at which shares of common shares are being sold to the public in this offering, minus $0.01, which constitutes the pre-funded portion of the exercise price, and the remaining unpaid exercise price of the pre-funded warrant will equal $0.01 per share (subject to adjustment as provided for therein).

(7)	No fee pursuant to Rule 457(g) under the Securities Act.
(8)

Based on a per-share exercise price of 110% of the unit price for the Class B Warrants, 110% of the unit price for the Class C Warrants, and 125% of the unit price for the Representative’s common share purchase warrant.

(9)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 8 is to file Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4. Accordingly, this Amendment No. 8 consists only of this explanatory note and Part II, including the signature page and the exhibit list. This Amendment No. 8 does not contain a copy of the prospectus that was included in the Form F-1 and is not intended to amend or delete any part of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 6.	Indemnification of Directors and Officers

Under Article VII of our bylaws and under Section 60 of the BCA, we may indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. However, such person must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe that his conduct was unlawful. Under Section 60 of the BCA and our bylaws, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

In addition, under Section 60 of the BCA and under our bylaws, we may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Such indemnification may be made against expenses (including attorneys’ fees) actually and reasonably incurred by such person or in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. Again, this is provided that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Furthermore, and as provided by both our bylaws and Section 60 of the BCA, when a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the foregoing instances, or in the defense of a related claim, issue or matter, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such matter.

Likewise, pursuant to our bylaws and Section 60 of the BCA, expenses (our bylaws specifically includes attorneys’ fees in expenses) incurred in defending a civil or criminal action, suit or proceeding by an officer or director may be paid in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that such person is not entitled to indemnification. The bylaws further provide that with respect to other employees, such expenses may be paid on the terms and conditions, if any, as the Board may deem appropriate.

Both Section 60 of the BCA and our bylaws further provide that the foregoing indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in any person’s official capacity and/or as to action in another capacity while holding office.

Under both Section 60 of the BCA and our bylaws, we also have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against such person and incurred by such person in such capacity regardless of whether the corporation would have the power to indemnify such person against such liability under the foregoing.

Under Section 60 of the BCA (and as provided in our bylaws), the indemnification and advancement of expenses provided by, or granted under the foregoing continue with regard to a person who has ceased to be a director, officer, employee or agent and inure to the benefit of such person’s heirs, executors and administrators unless otherwise provided when authorized or ratified. Additionally, under Section 60 of the BCA and our bylaws, any repeal or modification of Article VII of our bylaws shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

In addition to the above, our bylaws provide that references to us includes constituent corporations, and defines “other enterprises” to include employee benefit plans, “fines” to include excise taxes imposed on a person with respect to an employee benefit plan, and further defines the term “serving at the request of the corporation.”

Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 7.	Recent Sales of Unregistered Securities

The following information gives effect to a one-for-fifteen reverse stock split of our common shares that became effective on March 20, 2019. The following transactions were deemed to be exempt from registration under Section 4(a)(2) of the Securities Act. There were no underwriters involved in any of the transactions, nor were there any forms of public solicitation or general advertising used in connection with the issuances.

On September 27, 2017, we issued a convertible note for $13.75 million to Jelco. At Jelco’s option, the whole or any part of the principal amount under the Jelco Note may be paid at any time in common shares at a conversion price of $13.50 per share.

On November 7, 2018, we issued 120,000 of our common shares to Cargill as part of the sale and leaseback agreement for the Championship.

Item 8.	Exhibits and Financial Statement Schedules

(a) Exhibits

The exhibits filed as part of this registration statement are listed in the index to exhibits immediately preceding such exhibits, which index to exhibits is incorporated herein by reference.

(b) Financial Statements

The financial statements filed as part of this registration statement are listed in the index to the financial statements immediately preceding such financial statements, which index to the financial statements is incorporated herein by reference.

Item 9.	Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2.

For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4.

To file a post-effective amendment to the registration statement to include any financial statements required by “Item 8.A. of Form 20-F” at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.

5.

For the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrant is relying on Rule 430B, each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

6.

For the purposes of determining liability under the Securities Act of 1933 to any purchaser in the initial distributions of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(i)

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(ii)

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Exhibit List

Exhibit Number	Description

1.1	Form of Underwriting Agreement(1)

3.1	Amended and Restated Articles of Incorporation(2)

3.2	Second Amended and Restated Bylaws(3)

3.3	Amendment to Amended and Restated Articles of Incorporation(4)

3.4	Second Amendment to Amended and Restated Articles of Incorporation(5)

3.5	Third Amendment to Amended and Restated Articles of Incorporation(6)

3.6	Fourth Amendment to Amended and Restated Articles of Incorporation(7)

3.7	Fifth Amendment to Amended and Restated Articles of Incorporation(8)

3.8	Sixth Amendment to Amended and Restated Articles of Incorporation(9)

4.1	Specimen Common Share Certificate(10)

4.2	Form of Class B Warrant Agreement to Purchase Common Shares*

4.3	Form of Class C Warrant Agreement to Purchase Common Shares*

4.4	Form of Pre-Funded Warrant to Purchase Common Shares*

4.5	Form of Representative’s Warrant(11)

5.1	Opinion of Seward & Kissel LLP as to the validity of the securities(12)

8.1	Opinion of Seward & Kissel LLP with respect to certain tax matters(13)

10.1	Registration Rights Agreement dated March 26, 2010 between the registrant, United Capital Investments Corp., Atrion Shipholding S.A., Plaza Shipholding Corp. and Comet Shipholding Inc.(14)

10.2	Registration Rights Agreement dated January 4, 2012 between the registrant, United Capital Investments Corp., Atrion Shipholding S.A., Plaza Shipholding Corp. and Comet Shipholding Inc.(15)

10.3	Registration Rights Agreement dated June 24, 2014 between the registrant, Comet Shipholding Inc. and Plaza Shipholding Corp.(16)

10.4	Registration Rights Agreement dated September 29, 2014 between the registrant, Comet Shipholding Inc. and Plaza Shipholding Corp.(17)

10.5	Amended and Restated 2011 Equity Incentive Plan of the registrant adopted on February 1, 2018(18)

10.6	Amended and Restated 2011 Equity Incentive Plan of the registrant adopted on January 10, 2019(19)

10.7	Ship Technical Management Agreement dated as of February 11, 2015 between Leader Shipping Co. and V.Ships Greece Ltd.(20)

10.8	Novation Agreement to Ship Technical Management Agreement dated July 27, 2015, between V.Ships Greece Ltd., Leader Shipping Co. and V.Ships Limited with respect to the Ship Technical Management Agreement dated February 11, 2015(21)

10.9	Addendum No. 1 to Technical Management Agreement dated March 18, 2016, between Leader Shipping Co. and V.Ships Limited with respect to the Ship Technical Management Agreement dated February 11, 2015(22)

Exhibit Number	Description

10.10	Amendment dated May 23, 2018 with respect to the Partnership, between Partner Shipping Co. and V.Ships Limited with respect to the Ship Technical Management Agreement dated May 15, 2017(23)

10.11	Amendment dated May 23, 2018 with respect to the Championship, between Champion Ocean Navigation Co. Limited and V.Ships Limited with respect to the Ship Technical Management Agreement dated September 1, 2015(24)

10.12	Amendment dated June 28, 2018 with respect to the Knightship, between Knight Ocean Navigation Co. and V.Ships Limited with respect to the Ship Technical Management Agreement dated November 23, 2016(25)

10.13	Novation Agreement dated October 30, 2018 with respect to the Championship, between Champion Ocean Navigation Co. Limited, Champion Marine Co. and V.Ships Limited with respect to the Ship Technical Management Agreement dated September 1, 2015(26)

10.14	Form of Ship Technical Management Agreement with V.Ships Limited(27)

10.15	Commercial Management Agreement dated as of March 2, 2015 between Seanergy Management Corp. and Fidelity Marine Inc.(28)

10.16	Amendment No. 1 dated September 11, 2015 between Seanergy Management Corp. and Fidelity Marine Inc. with respect to the Commercial Management Agreement dated March 2, 2015(29)

10.17	Amendment No. 2 dated as of February 24, 2016 between Seanergy Management Corp. and Fidelity Marine Inc. with respect to the Commercial Management Agreement dated March 2, 2015(30)

10.18	Amendment No. 3 dated February 1, 2018 between Seanergy Management Corp. and Fidelity Marine Inc. with respect to the Commercial Management Agreement dated March 2, 2015(31)

10.19	Amendment No. 4 dated June 28, 2018 between Seanergy Management Corp. and Fidelity Marine Inc. with respect to the Commercial Management Agreement dated March 2, 2015(32)

10.20	Loan Agreement dated March 6, 2015 between Leader Shipping Co. and Alpha Bank A.E.(33)

10.21	First Supplemental Agreement dated December 23, 2015 between Leader Shipping Co. and Alpha Bank A.E. with respect to the Loan Agreement dated March 6, 2015(34)

10.22	Second Supplemental Agreement dated July 28, 2016 between Leader Shipping Co. and Alpha Bank A.E. with respect to the Loan Agreement dated March 6, 2015(35)

10.23	Third Supplemental Agreement dated June 29, 2018 between Leader Shipping Co. and Alpha Bank A.E. with respect to the Loan Agreement dated March 6, 2015(36)

10.24	Convertible Note dated March 12, 2015 of the registrant to Jelco Delta Holding Corp.(37)

10.25	Amendment No. 1 dated May 14, 2015 between the registrant and Jelco Delta Holding Corp. with respect to the Convertible Note dated March 12, 2015(38)

10.26	Mutual Consent dated September 18, 2017 between the registrant and Jelco Delta Holding Corp. with respect to the Convertible Note dated March 12, 2015(39)

10.27	Amendment No. 2 dated September 18, 2017 between the registrant and Jelco Delta Holding Corp. with respect to the Convertible Note dated March 12, 2015(40)

10.28	Amendment No. 3 dated March 26, 2019 between the registrant and Jelco Delta Holding Corp. with respect to the Convertible Note dated March 12, 2015(41)

10.29	Share Purchase Agreement dated March 12, 2015 between the registrant and Stamatios Tsantanis(42)

10.30	Registration Rights Agreement dated March 12, 2015 between the registrant and Stamatios Tsantanis(43)

Exhibit Number	Description

10.31	Loan Agreement dated September 1, 2015 between Sea Glorius Shipping Co., Sea Genius Shipping Co., Hamburg Commercial Bank AG (formerly known as HSH Nordbank AG) and the Banks and Financial Institutions listed in Schedule 1 thereto(44)

10.32	Supplemental Letter dated May 16, 2016 from Hamburg Commercial Bank AG (formerly known as HSH Nordbank AG) to Sea Glorius Shipping Co. and Sea Genius Shipping Co. with respect to the Loan Agreement dated September 1, 2015(45)

10.33	Supplemental Letter dated February 23, 2017 from Hamburg Commercial Bank AG (formerly known as HSH Nordbank AG) to Sea Glorius Shipping Co., Sea Genius Shipping Co. and the registrant with respect to the Loan Agreement dated September 1, 2015(46)

10.34	Amendment to Term Loan Facility dated March 28, 2018 between Hamburg Commercial Bank AG (formerly known as HSH Nordbank AG), the registrant, Sea Glorius Shipping Co. and Sea Genius Shipping Co. with respect to the Loan Agreement dated September 1, 2015(47)

10.35	Second Amendment to Term Loan Facility dated April 1, 2019 between Hamburg Commercial Bank AG (formerly known as HSH Nordbank AG), the registrant, Sea Glorius Shipping Co. and Sea Genius Shipping Co. with respect to the Loan Agreement dated September 1, 2015(48)

10.36	Revolving Convertible Note dated September 7, 2015 of the registrant to Jelco Delta Holding Corp.(49)

10.37	First Amendment dated December 1, 2015 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(50)

10.38	Second Amendment dated December 14, 2015 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(51)

10.39	Third Amendment dated January 27, 2016 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(52)

10.40	Fourth Amendment dated March 7, 2016 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(53)

10.41	Fifth Amendment dated April 21, 2016 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(54)

10.42	Sixth Amendment dated May 17, 2016 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(55)

10.43	Seventh Amendment dated June 16, 2016 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(56)

10.44	Eighth Amendment dated March 28, 2017 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(57)

10.45	Mutual Consent dated September 8, 2017 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(58)

10.46	Ninth Amendment dated September 27, 2017 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(59)

10.47	Tenth Amendment dated September 1, 2018 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(60)

10.48	Eleventh Amendment dated March 26, 2019 between the registrant and Jelco Delta Holding Corp. with respect to the Revolving Convertible Note dated September 7, 2015(61)

Exhibit Number	Description

10.49	Facility Agreement dated September 11, 2015 between Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co., the registrant and UniCredit Bank AG(62)

10.50	Supplemental Agreement dated June 3, 2016 between Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co., the registrant and UniCredit Bank AG with respect to the Facility Agreement dated September 11, 2015(63)

10.51	Supplemental Letter dated July 29, 2016 from UniCredit Bank AG to Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co. and the registrant with respect to the Facility Agreement dated September 11, 2015(64)

10.52	Supplemental Letter dated March 7, 2017 from UniCredit Bank AG to Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co. and the registrant with respect to the Facility Agreement dated September 11, 2015(65)

10.53	Supplemental Letter dated September 25, 2017 from UniCredit Bank AG to Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co. and the registrant with respect to the Facility Agreement dated September 11, 2015(66)

10.54	Supplemental Letter dated April 30, 2018 from UniCredit Bank AG to Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co. and the registrant with respect to the Facility Agreement dated September 11, 2015(67)

10.55	Supplemental Letter dated October 10, 2018 from UniCredit Bank AG to Premier Marine Co., Gladiator Shipping Co., Guardian Shipping Co. and the registrant with respect to the Facility Agreement dated September 11, 2015(68)

10.56	Amended and Restated Facility Agreement dated November 22, 2018 between Premier Marine Co., Fellow Shipping Co., the registrant and UniCredit Bank AG with respect to the Facility Agreement dated September 11, 2015(69)

10.57	Loan Agreement dated November 4, 2015 between Squire Ocean Navigation Co. and Alpha Bank A.E.(70)

10.58	First Supplemental Agreement dated July 28, 2016 between Alpha Bank A.E. and Squire Ocean Navigation Co. with respect to the Loan Agreement dated November 4, 2015(71)

10.59	Second Supplemental Agreement dated June 29, 2018 between Alpha Bank A.E. and Squire Ocean Navigation Co. with respect to the Loan Agreement dated November 4, 2015(72)

10.60	Amended and Restated Loan Agreement dated November 28, 2016 between the registrant and Jelco Delta Holding Corp.(73)

10.61	Supplemental Agreement dated June 13, 2018 between the registrant, Knight Ocean Navigation Co. and Jelco Delta Holding Corp. with respect to the Amended and Restated Loan Agreement dated November 28, 2016(74)

10.62	Amended and Restated Loan Agreement dated February 13, 2019 between the registrant and Jelco Delta Holding Corp. with respect to the Amended and Restated Facility Agreement dated November 28, 2016(75)

10.63	Memorandum of Agreement dated March 28, 2017 with respect to the Partnership(76)

10.64	Addendum No. 1 dated April 25, 2017 with respect to the Memorandum of Agreement dated March 28, 2017(77)

10.65	Addendum No. 2 dated May 15, 2017 with respect to the Memorandum of Agreement dated March 28, 2017(78)

Exhibit Number	Description

10.66	Addendum No. 3 dated May 30, 2017 with respect to the Memorandum of Agreement dated March 28, 2017(79)

10.67	Amended and Restated Loan Agreement dated September 25, 2017 between the registrant, Partner Shipping Co., Champion Ocean Navigation Co., and Amsterdam Trade Bank N.V(80)

10.68	Supplemental Agreement dated May 18, 2018 between the registrant, Partner Shipping Co. Limited (formerly known as Partner Shipping Co.), Champion Ocean Navigation Co. Limited (formerly known as Champion Ocean Navigation Co.), and Amsterdam Trade Bank N.V, with respect to the Amended and Restated Loan Agreement dated September 25, 2017(81)

10.69	Amended and Restated Loan Agreement dated September 27, 2017 between the registrant and Jelco Delta Holding Corp.(82)

10.70	Supplemental Agreement dated February 13, 2019 between the registrant and Jelco Delta Holding Corp. with respect to the Amended and Restated Loan Agreement dated September 27, 2017(83)

10.71	Convertible Note dated September 27, 2017 between the registrant and Jelco Delta Holding Corp.(84)

10.72	Amendment to Convertible Note dated February 13, 2019, between the registrant and Jelco Delta Holding Corp. with respect to the Convertible Note dated September 27, 2017(85)

10.73	Registration Rights Agreement dated September 27, 2017 between the registrant and Jelco Delta Holding Corp.(86)

10.74	Amended and Restated Loan Agreement dated June 13, 2018 between the registrant and Jelco Delta Holding Corp.(87)

10.75	Supplemental Letter dated August 11, 2018 between the registrant and Jelco Delta Holding Corp. with respect to the Amended and Restated Loan Agreement dated June 13, 2018(88)

10.76	Supplemental Letter dated January 31, 2019 between the registrant and Jelco Delta Holding Corp. with respect to the Amended and Restated Loan Agreement dated June 13, 2018(89)

10.77	Loan Agreement dated June 11, 2018, between the registrant, Lord Ocean Navigation Co., the financial institutions listed in Part B of Schedule 1 thereto and Wilmington Trust, National Association(90)

10.78	Bareboat Charter Party dated June 28, 2018 between Knight Ocean Navigation Co. and Hanchen Limited(91)

10.79	Memorandum of Agreement dated June 28, 2018 between Knight Ocean Navigation Co. and Hanchen Limited(92)

10.80	Guarantee dated June 28, 2018 between the registrant and Hanchen Limited(93)

10.81	Memorandum of Agreement dated August 31, 2018 between the registrant and Dr. Hagen Frhr. Von Diepenbroick in his capacity as insolvency administrator over the assets of Kommandltgesellschaft MS “CPO OCEANIA” Offen Reederei UG (haftungsbescränkt) & Co.(94)

10.82	Addendum No. 1 dated September 28, 2018 between Dr. Hagen Frhr. Von Diepenbroick in his capacity as insolvency administrator over the assets of Kommandltgesellschaft MS “CPO OCEANIA” Offen Reederei UG (haftungsbescränkt) & Co. and Fellow Shipping Co. with respect to the Memorandum of Agreement dated August 31, 2018(95)

10.83	Addendum No. 2 dated October 31, 2018 between Dr. Hagen Frhr. Von Diepenbroick in his capacity as insolvency administrator over the assets of Kommandltgesellschaft MS “CPO OCEANIA” Offen Reederei UG (haftungsbescränkt) & Co. and Fellow Shipping Co. with respect to the Memorandum of Agreement dated August 31, 2018(96)

Exhibit Number	Description

10.84	On Demand Guarantee dated September 14, 2018 by the registrant in favor of Uniper Global Commodities SE in respect of the charterparty for the Partnership(97)

10.85	On Demand Guarantee dated September 14, 2018 by the registrant in favor of Uniper Global Commodities SE in respect of the charterparty for the Lordship(98)

10.86	Sale and Purchase Agreement dated September 19, 2018 between Seanergy Management Corp. and Hyundai Materials Corporation(99)

10.87	Addendum No. 1 to Sale and Purchase Agreement dated September 28, 2018 between Seanergy Management Corp. and Hyundai Materials Corporation in respect of the Sale and Purchase Agreement dated September 19, 2018(100)

10.88	Memorandum of Agreement dated September 20, 2018 between Guardian Shipping Co. and Xiang B7 HK International Ship Lease Co., Limited(101)

10.89	Addendum No. 1 dated September 27, 2018 between Guardian Shipping Co. and Xiang B7 HK International Ship Lease Co., Limited in respect of the Memorandum of Agreement dated September 20, 2018(102)

10.90	Addendum No. 2 dated October 26, 2018 between Guardian Shipping Co. and Xiang B7 HK International Ship Lease Co., Limited in respect of the Memorandum of Agreement dated September 20, 2018(103)

10.91	Memorandum of Agreement dated September 20, 2018 between Gladiator Shipping Co. and Xiang B8 HK International Ship Lease Co., Limited(104)

10.92	Addendum No. 1 dated September 27, 2018 between Gladiator Shipping Co. and Xiang B8 HK International Ship Lease Co., Limited in respect of the Memorandum of Agreement dated September 20, 2018(105)

10.93	Sale and Purchase Agreement dated September 28, 2018 between Champion Marine Co. and Hyundai Materials Corporation(106)

10.94	Memorandum of Agreement dated November 5, 2018 between Champion Ocean Navigation Co. Limited, Seanergy Maritime Holdings Corp. and Cargill International SA(107)

10.95	Bareboat Charter Agreement dated November 7, 2018 between Cargill International SA and Champion Marine Co. for the Championship(108)

10.96	Registration Rights Agreement dated November 7, 2018 between the registrant and Cargill International SA(109)

10.97	Guarantee and Indemnity dated November 7, 2018 between the registrant and Cargill International SA(110)

10.98	Facility Agreement dated February 13, 2019 between Partner Shipping Co. Limited, the registrant, and Amsterdam Trade Bank N.V(111)

10.99	Loan Agreement dated March 26, 2019 between Jelco Delta Holding Corp. and the Registrant(112)

21.1	List of Subsidiaries(113)

23.1	Consent of Karatzas Marine Advisors & Co.(114)

23.2	Consent of Ernst & Young (Hellas) Certified Auditors-Accountants S.A.(115)

23.3	Consent of Seward & Kissel LLP (included in its opinion filed as Exhibit 5.1)

23.4	Consent of Seward & Kissel LLP (included in its opinion filed as Exhibit 8.1)

Exhibit Number	Description

24.1	Powers of Attorney (included in the signature pages hereto)

*	Filed herewith
(1)	Incorporated by reference to Exhibit 1.1 of the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.
(2)	Incorporated herein by reference to Annex M to Exhibit 99.1 to the registrant’s report on Form 6-K filed with the Commission on July 31, 2008 (File No. 001-33690).
(3)	Incorporated herein by reference to Exhibit 99.1 to the registrant’s report on Form 6-K filed with the Commission on July 20, 2011.
(4)	Incorporated herein by reference to Exhibit 3.3 to the registrant’s registration statement on Form F-1MEF filed with the Commission on August 28, 2009 (File No. 333-161595).
(5)	Incorporated herein by reference to Exhibit 3.4 to the registrant’s report on Form 6-K filed with the Commission on September 16, 2010 (File No. 001-34848).
(6)	Incorporated herein by reference to Exhibit 1 to the registrant’s report on Form 6-K filed with the Commission on June 27, 2011.
(7)	Incorporated herein by reference to Exhibit 1 to the registrant’s report on Form 6-K filed with the Commission on August 5, 2011.
(8)	Incorporated herein by reference to Exhibit 3.7 to the registrant’s report on Form 6-K filed with the Commission on January 7, 2016.
(9)	Incorporated herein by reference to Exhibit 3.8 to the registrant’s report on Form 6-K filed with the Commission on March 19, 2019.
(10)	Incorporated herein by reference to Exhibit 4.1 to the registrant’s report on Form 6-K filed with the Commission on March 19, 2019.
(11)	Incorporated by reference to Exhibit 4.5 to the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.
(12)	Incorporated by reference to Exhibit 5.1 to the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.
(13)	Incorporated by reference to Exhibit 8.1 the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.
(14)	Incorporated herein by reference to Exhibit 4.1 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(15)	Incorporated herein by reference to Exhibit 4.2 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(16)	Incorporated herein by reference to Exhibit C to the Schedule 13D/A related to the registrant filed by United Capital Investments Corp. with the Commission on September 12, 2014.
(17)	Incorporated herein by reference to Exhibit D to the Schedule 13D related to the registrant filed by Jelco Delta Holding Corp. with the Commission on March 12, 2015.
(18)	Incorporated herein by reference to Exhibit 4.5 to the registrant’s annual report on Form 20-F filed with the Commission on March 7, 2018.
(19)	Incorporated herein by reference to Exhibit 4.6 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(20)	Incorporated herein by reference to Exhibit 4.51 to the registrant’s annual report on Form 20-F filed with the Commission on April 21, 2015.
(21)	Incorporated herein by reference to Exhibit 4.10 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(22)	Incorporated herein by reference to Exhibit 4.11 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(23)	Incorporated herein by reference to Exhibit 4.10 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.

(24)	Incorporated herein by reference to Exhibit 4.11 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(25)	Incorporated herein by reference to Exhibit 10.9 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(26)	Incorporated herein by reference to Exhibit 10.10 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(27)	Incorporated herein by reference to Exhibit 4.12 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(28)	Incorporated herein by reference to Exhibit 4.52 to the registrant’s annual report on Form 20-F filed with the Commission on April 21, 2015.
(29)	Incorporated herein by reference to Exhibit 4.14 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(30)	Incorporated herein by reference to Exhibit 4.15 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(31)	Incorporated herein by reference to Exhibit 4.13 to the registrant’s annual report on Form 20-F filed with the Commission on March 7, 2018.
(32)	Incorporated herein by reference to Exhibit 4.19 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(33)	Incorporated herein by reference to Exhibit 4.53 to the registrant’s annual report on Form 20-F filed with the Commission on April 21, 2015.
(34)	Incorporated herein by reference to Exhibit 4.17 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(35)	Incorporated herein by reference to Exhibit 10.18 to the registrant’s registration statement on Form F-1 filed with the Commission on October 28, 2016.
(36)	Incorporated herein by reference to Exhibit 10.19 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(37)	Incorporated herein by reference to Exhibit B to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on April 13, 2015.
(38)	Incorporated herein by reference to Exhibit 10.17 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(39)	Incorporated herein by reference to Exhibit 10.18 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(40)	Incorporated herein by reference to Exhibit B to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on October 20, 2017.
(41)	Incorporated herein by reference to Exhibit 10.28 to the registrant’s registration statement on Form F-1 filed with the Commission on April 5, 2019.
(42)	Incorporated herein by reference to Exhibit 4.57 to the registrant’s annual report on Form 20-F filed with the Commission on April 21, 2015.
(43)	Incorporated herein by reference to Exhibit 4.58 to the registrant’s annual report on Form 20-F filed with the Commission on April 21, 2015.
(44)	Incorporated herein by reference to Exhibit 4.38 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(45)	Incorporated herein by reference to Exhibit 10.43 to the registrant’s registration statement on Form F-1 filed with the Commission on October 28, 2016.
(46)	Incorporated herein by reference to Exhibit 4.43 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(47)	Incorporated herein by reference to Exhibit 10.29 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(48)	Incorporated herein by reference to Exhibit 10.35 to the registrant’s registration statement on Form F-1 filed with the Commission on April 5, 2019.
(49)	Incorporated herein by reference to Exhibit B to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on October 29, 2015.

(50)	Incorporated herein by reference to Exhibit C to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on December 29, 2015.
(51)	Incorporated herein by reference to Exhibit D to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on December 29, 2015.
(52)	Incorporated herein by reference to Exhibit A to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on February 11, 2016.
(53)	Incorporated herein by reference to Exhibit A to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on March 14, 2016.
(54)	Incorporated herein by reference to Exhibit 10.1 to the registrant’s report on Form 6-K filed with the Commission on August 5, 2016.
(55)	Incorporated herein by reference to Exhibit 10.2 to the registrant’s report on Form 6-K filed with the Commission on August 5, 2016.
(56)	Incorporated herein by reference to Exhibit 10.3 to the registrant’s report on Form 6-K filed with the Commission on August 5, 2016.
(57)	Incorporated herein by reference to Exhibit A to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on April 7, 2017.
(58)	Incorporated herein by reference to Exhibit 10.34 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(59)	Incorporated herein by reference to Exhibit C to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on October 20, 2017.
(60)	Incorporated herein by reference to Exhibit 10.41 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(61)	Incorporated herein by reference to Exhibit 10.48 to the registrant’s registration statement on Form F-1 filed with the Commission on April 5, 2019.
(62)	Incorporated herein by reference to Exhibit 4.39 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(63)	Incorporated herein by reference to Exhibit 10.45 to the registrant’s registration statement on Form F-1 filed with the Commission on October 28, 2016.
(64)	Incorporated herein by reference to Exhibit 10.46 to the registrant’s registration statement on Form F-1 filed with the Commission on October 28, 2016.
(65)	Incorporated herein by reference to Exhibit 4.47 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(66)	Incorporated herein by reference to Exhibit 10.40 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(67)	Incorporated herein by reference to Exhibit 10.47 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(68)	Incorporated herein by reference to Exhibit 10.48 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(69)	Incorporated herein by reference to Exhibit 4.53 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(70)	Incorporated herein by reference to Exhibit 4.40 to the registrant’s annual report on Form 20-F filed with the Commission on April 20, 2016.
(71)	Incorporated herein by reference to Exhibit 10.48 to the registrant’s registration statement on Form F-1 filed with the Commission on October 28, 2016.
(72)	Incorporated herein by reference to Exhibit 10.51 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(73)	Incorporated herein by reference to Exhibit 10.52 to the registrant’s registration statement on Form F-1/A filed with the Commission on November 29, 2016.
(74)	Incorporated herein by reference to Exhibit 4.58 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(75)	Incorporated herein by reference to Exhibit 4.59 to the registrant’s annual report on Form 20-F filed with the Commission March 25, 2019.

(76)	Incorporated herein by reference to Exhibit 4.56 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(77)	Incorporated herein by reference to Exhibit 4.57 to the registrant’s annual report on Form 20-F filed with the Commission on April 28, 2017.
(78)	Incorporated herein by reference to Exhibit 10.57 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(79)	Incorporated herein by reference to Exhibit 10.58 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(80)	Incorporated herein by reference to Exhibit 10.59 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(81)	Incorporated herein by reference to Exhibit 4.65 to the registrant’s registration statement on Form 20-F filed with the Commission on March 25, 2019.
(82)	Incorporated herein by reference to Exhibit 10.60 to the registrant’s registration statement on Form F-1 filed with the Commission on October 20, 2017.
(83)	Incorporated herein by reference to Exhibit 4.67 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(84)	Incorporated herein by reference to Exhibit A to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on October 20, 2017.
(85)	Incorporated herein by reference to Exhibit 4.69 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(86)	Incorporated herein by reference to Exhibit D to the Schedule 13D/A related to the registrant filed by Jelco Delta Holding Corp. with the Commission on October 20, 2017.
(87)	Incorporated herein by reference to Exhibit 10.79 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(88)	Incorporated herein by reference to Exhibit 10.80 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(89)	Incorporated herein by reference to Exhibit 4.73 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(90)	Incorporated herein by reference to Exhibit 10.81 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(91)	Incorporated herein by reference to Exhibit 10.82 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(92)	Incorporated herein by reference to Exhibit 10.83 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(93)	Incorporated herein by reference to Exhibit 4.77 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(94)	Incorporated herein by reference to Exhibit 10.84 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(95)	Incorporated herein by reference to Exhibit 10.85 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(96)	Incorporated herein by reference to Exhibit 10.86 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(97)	Incorporated herein by reference to Exhibit 10.87 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(98)	Incorporated herein by reference to Exhibit 10.88 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(99)	Incorporated herein by reference to Exhibit 10.89 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(100)	Incorporated herein by reference to Exhibit 10.90 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(101)	Incorporated herein by reference to Exhibit 10.91 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.

(102)	Incorporated herein by reference to Exhibit 10.92 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(103)	Incorporated herein by reference to Exhibit 10.93 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(104)	Incorporated herein by reference to Exhibit 10.94 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(105)	Incorporated herein by reference to Exhibit 10.95 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(106)	Incorporated herein by reference to Exhibit 10.96 to the registrant’s registration statement on Form F-1 filed with the Commission on November 8, 2018.
(107)	Incorporated herein by reference to Exhibit 4.91 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(108)	Incorporated herein by reference to Exhibit 4.92 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(109)	Incorporated herein by reference to Exhibit 4.93 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(110)	Incorporated herein by reference to Exhibit 4.94 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(111)	Incorporated herein by reference to Exhibit 4.95 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(112)	Incorporated herein by reference to Exhibit 10.99 to the registrant’s registration statement on Form F-1 filed with the Commission on April 5, 2019.
(113)	Incorporated herein by reference to Exhibit 8.1 to the registrant’s annual report on Form 20-F filed with the Commission on March 25, 2019.
(114)	Incorporated by reference to Exhibit 23.1 to the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.
(115)	Incorporated by reference to Exhibit 23.2 to the registrant’s registration statement on Form F-1 filed with the Commission on April 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece on April 23, 2019.

SEANERGY MARITIME HOLDINGS CORP.

By:	/s/ Stamatios Tsantanis
	Name:	Stamatios Tsantanis
	Title:	Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Stamatios Tsantanis, Gary J. Wolfe, Robert E. Lustrin and Edward S. Horton his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on April 23, 2019 in the capacities indicated.

Signature	Title

/s/ Stamatios Tsantanis* Stamatios Tsantanis	Director, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Stavros Gyftakis* Stavros Gyftakis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Christina Anagnostara*	Director
Christina Anagnostara

/s/ Dimitrios Anagnostopoulos*	Director
Dimitrios Anagnostopoulos

/s/ Elias Culucundis*	Director
Elias Culucundis

/s/ Ioannis Kartsonas* Ioannis Kartsonas	Director

*	Pursuant to power of attorney

By:	/s/ Stamatios Tsantanis
Stamatios Tsantanis

AUTHORIZED REPRESENTATIVE

Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Seanergy Maritime Holdings Corp., has signed this registration statement in the City of Newark, State of Delaware on April 23, 2019.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Managing Director